Exhibit 99.2

Murphy Oil Corporation

Unaudited Pro Forma Consolidated Financial Statements

On January 29, 2015, a subsidiary of Murphy Oil Corporation (Murphy) completed the sale of 10% of its Malaysian oil and gas assets to PT Pertamina Malaysia Eksplorasi Produksi, a wholly-owned subsidiary of PT Pertamina (collectively “Pertamina”).  Murphy had previously sold 20% of its Malaysian assets to Pertamina on December 18, 2014.

The unaudited pro forma consolidated financial statements of Murphy presented in this Exhibit were derived from our historical consolidated financial statements and are being presented to give effect to this sale of assets to Pertamina.  The unaudited pro forma condensed consolidated balance sheet assumes the combined 30% sale to Pertamina occurred on September 30, 2014.  The unaudited pro forma condensed consolidated statements of income are presented as if the sale of a combined 30% of Malaysian assets to Pertamina occurred on January 1, 2013.  The following unaudited pro forma condensed consolidated financial statements should be read in conjunction with our historical financial statements and accompanying notes.

The pro forma adjustments are based on available information and assumptions management believes are factually supportable and for income statement purposes are recurring in nature.  The pro forma adjustments to reflect the sale of Malaysia assets to Pertamina include:

–	the associated assets, liabilities, revenue and expenses associated with assets sold to Pertamina
–	collection of anticipated cash proceeds in the unaudited pro forma condensed consolidated balance sheet as if the combined 30% sale had occurred on September 30, 2014, net of transaction fees
–	the costs of effecting the sale of assets to Pertamina that are factually supportable, primarily legal and advisor fees

The unaudited pro forma condensed consolidated financial statements are for illustrative purposes only, and do not reflect what our financial position and results of operations would have been had the separation occurred on the dates indicated and these statements are not indicative of our future financial position and future results of operations.

Ex. 99.2-1

Murphy Oil Corporation

Unaudited Pro Forma Consolidated Balance Sheet

September 30, 2014

	Historical	Pro forma adjustments		Pro forma
Assets
Current assets
Cash and cash equivalents	$674,021	1,864,803	(a)	2,538,824
Canadian government securities with maturities greater than 90 days at the date of acquisition	460,190			460,190
Accounts receivable, less allowance for doubtful accounts of $1,609	970,286			970,286
Inventories, at lower of cost or market
Crude oil	40,311	(4,886)	(b)	35,425
Materials and supplies	259,644	(52,560)	(b)	207,084
Prepaid expenses	86,091	(1,857)	(b)	84,234
Deferred income taxes	60,700			60,700
Assets held for sale	735,875			735,875
Total current assets	3,287,118	1,805,500		5,092,618
Property, plant and equipment, at cost less accumulated depreciation, depletion and amortization of $9,698,266	14,372,837	(1,689,231)	(b)	12,683,606
Goodwill	38,198			38,198
Deferred charges and other assets	87,106			87,106
Assets held for sale	60,507			60,507
Total assets	$17,845,766	116,269		17,962,035

Liabilities and Stockholders' Equity
Current liabilities
Current maturities of long-term debt	$39,607	(11,882)	(b)	27,725
Accounts payable	2,249,579			2,249,579
Income taxes payable	145,185			145,185
Liabilities associated with assets held for sale	185,846			185,846
Total current liabilities	2,620,217	(11,882)		2,608,335

Long-term debt, including capital lease obligation	3,986,261	(102,400)	(b)	3,883,861
Deferred income taxes	1,519,677	(257,809)	(b)	1,261,868
Asset retirement obligations	897,765	(77,004)	(b)	820,761
Deferred credits and other liabilities	344,301			344,301
Liabilities associated with assets held for sale	75,037			75,037

Stockholders’ equity
Cumulative Preferred Stock, par $100, authorized 400,000 shares, none issued	–			–
Common Stock, par $1.00, authorized 450,000,000 shares, issued 195,036,689 shares	195,037			195,037
Capital in excess of par value	896,567			896,567
Retained earnings	8,414,917	565,364	(c)	8,980,281
Accumulated other comprehensive income	(17,809)			(17,809)
Treasury Stock, 17,541,917 shares of Common Stock, at cost	(1,086,204)			(1,086,204)
Total stockholders’ equity	8,402,508	565,364		8,967,872
Total liabilities and stockholders’ equity	$17,845,766	116,269		17,962,035

Ex. 99.2-2

Murphy Oil Corporation

Unaudited Pro Forma Consolidated Statement of Income

Nine Months Ended September 30, 2014

	Historical	Pro forma adjustments		Pro forma
Revenues
Sales and other operating revenues	$4,070,120	(477,803)	(d)	3,592,317
Loss on sale of assets	(5,130)	(14)	(d)	(5,144)
Interest and other income	3,468	(908)	(d)	2,560
Total revenues	4,068,458	(478,725)		3,589,733

Costs and Expenses
Operating expenses	813,638	(80,495)	(d)	733,143
Severance and ad valorem taxes	83,793			83,793
Exploration expenses, including undeveloped lease amortization	390,711	(147)	(d)	390,564
Selling and general expenses	269,986	(3,388)	(d)	265,206
		(1,392)	(e)
Depreciation, depletion and amortization	1,354,393	(156,390)	(d)	1,198,003
Accretion of asset retirement obligations	36,992	(3,748)	(d)	33,244
Interest expense	101,625	(3,808)	(d)	97,817
Interest capitalized	(19,244)	4,928	(d)	(14,316)
Other expense	1,297			1,297
Total costs and expenses	3,033,191	(244,440)		2,788,751

Income from continuing operations before income taxes	1,035,267	(234,285)	(d)	800,982
Income tax expense	452,255	(89,009)	(d)	363,246
Income from continuing operations	583,012	(145,276)		437,736
Income (loss) from discontinued operations, net of taxes	(52,639)			(52,639)
NET INCOME	$530,373	(145,276)		385,097

PER COMMON SHARE – BASIC
Income from continuing operations	$3.25			2.44
Income (loss) from discontinued operations	(0.29)			(0.29)
Net income – Basic	$2.96			2.15

PER COMMON SHARE – DILUTED
Income from continuing operations	$3.23			2.42
Income from discontinued operations	(0.29)			(0.29)
Net income – Diluted	$2.94			2.13

Average Common shares outstanding
Basic	179,259,573			179,259,573
Diluted	180,578,085			180,578,085

Ex. 99.2-3

Murphy Oil Corporation

Unaudited Pro Forma Consolidated Statement of Income

Year Ended December 31, 2013

	Historical	Pro forma adjustments		Pro forma
Revenues
Sales and other operating revenues	$5,312,686	(684,171)	(d)	4,628,515
Loss on sale of assets	(87)	5	(d)	(82)
Interest and other income	77,490	(15,656)	(d)	61,834
Total revenues	5,390,089	(699,822)		4,690,267

Costs and Expenses
Operating expenses	1,340,143	(115,333)	(d)	1,224,810
Severance and ad valorem taxes	–			–
Exploration expenses, including undeveloped lease amortization	502,215	(7,242)	(d)	494,973
Selling and general expenses	379,167	(596)	(d)	378,571
Depreciation, depletion and amortization	1,553,394	(176,441)	(d)	1,376,953
Impairment of properties	21,587			21,587
Accretion of asset retirement obligations	48,996	(4,486)	(d)	44,510
Interest expense	124,423	(3,078)	(d)	121,345
Interest capitalized	(52,523)	13,312	(d)	(39,211)
Total costs and expenses	3,917,402	(293,864)		3,623,538

Income from continuing operations before income taxes	1,472,687	(405,958)	(d)	1,066,729
Income tax expense	584,550	(147,782)	(d)	436,768
Income from continuing operations	888,137	(258,176)		629,961
Income (loss) from discontinued operations, net of taxes	235,336			235,336
NET INCOME	$1,123,473	(258,176)		865,297

PER COMMON SHARE – BASIC
Income from continuing operations	$4.73			3.35
Income (loss) from discontinued operations	1.25			1.25
Net income – Basic	$5.98			4.60

PER COMMON SHARE – DILUTED
Income from continuing operations	$4.69			3.32
Income from discontinued operations	1.25			1.25
Net income – Diluted	$5.94			4.57

Average Common shares outstanding
Basic	187,921,062			187,921,062
Diluted	189,271,398			189,271,398

Ex. 99.2-4

Murphy Oil Corporation

Notes to Unaudited Pro Forma

Condensed Consolidated Financial Statements

NOTE 1:  Basis of Presentation

The historical information for Murphy Oil Corporation is derived from the historical financial statements of the Company.  The unaudited pro forma condensed consolidated balance sheet as of September 30, 2014, is presented to illustrate the estimated effects of selling a combined 30% of the Company’s interest in its Malaysian oil and gas assets to Pertamina (“sale transactions”) as if the transactions had occurred on September 30, 2014.  The unaudited pro forma condensed consolidated statements of income are presented for the nine months ended September 30, 2014 and the year ended December 31, 2013 as if the sale transactions had occurred at January 1, 2013.

NOTE 2:  Pro Forma Adjustments and Assumptions

(a)

Reflects the estimated cash sales proceeds of the sale transaction as if it had occurred on September 30, 2014.  The sale proceeds are presented net of preliminary estimated sale adjustments, mostly related to activities between the transaction’s effective date of January 1, 2014 and the date the sale transactions occurred.

(b)	Reflects the assets to be acquired and liabilities to be assumed by Pertamina as a result of the sale transactions.

(c)	Reflects the estimated net impact on Murphy’s stockholders’ equity related to the sale transactions.

(d)	Reflects the operations for the assets included in the sale transactions for the respective periods presented.

(e)	Reflects the costs of effecting the sale transactions that are factually supportable, including legal and advisor fees.

Ex. 99.2-5